                              SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of May 28, 1999 (as amended and modified, the "Security Agreement" or this "Agreement") by and among CENTENNIAL HEALTHCARE
 ------------------           ---------
CORPORATION, a Georgia corporation (the "Company"), the subsidiaries of the
                                         -------
Company that are identified on the signature pages attached hereto (the "Subsidiaries" and collectively with the Company, the "Credit Parties"), and
-------------                                          --------------
FIRST UNION NATIONAL BANK, as agent (in such capacity, the "Administrative
                                                            --------------
Agent" or "Agent") for the Lenders identified hereinbelow.
-----      -----

                              W I T N E S S E T H

     WHEREAS, (i) a $96.5 million revolving credit facility has been established in favor of the Company and certain subsidiaries pursuant to the terms of the Credit Documents, (ii) a $128.5 million lease financing facility has been established in favor of the Company pursuant to the terms of the TROL Transaction Documents and (iii) a $5 million additional working capital loan has been made to the Company pursuant to the terms of, and as evidenced by, the Additional Working Capital Note;

     WHEREAS, the Lenders have made this Security Agreement a condition to further extensions of credit under the Credit Agreement and the TROL Transaction Documents;

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective loans and extensions of credit thereunder, the Credit Parties hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.  Defined Terms.
         -------------

     1.1  Definitions.  (a) Unless otherwise defined herein, terms defined
          -----------
in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of Georgia on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Proceeds.

     (b)  The following terms shall have the following meanings:

          "Agency Agreement":  such term as referenced and defined in Appendix A
           ----------------
     of the Participation Agreement.

          "Collateral":  as defined in Section 2 of this Agreement; provided
           ----------                                               --------
     that Collateral shall not include any property which is subject to a Lien permitted under Section 6.4 of the Credit Agreement securing Indebtedness permitted under Section 6.1 of the Credit Agreement to the extent that the grant of a security interest hereunder would be prohibited by such Lien or by the terms of such Indebtedness.

          "Collateral Account":  any collateral account established by the
           ------------------
     Administrative Agent as provided in subsection 3.3 hereof or subsection 7.2 hereof.

          "Contracts":  all other contracts and agreements to which a Credit
           ---------
     Party is a party, as each may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of a Credit Party to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of a Credit Party to damages arising out of or for breach or default in respect thereof and (iii) all rights of a Credit Party to exercise all remedies thereunder.

          "Copyright Licenses":  any written agreement, naming any Credit Party
           ------------------
     as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 3 hereto.
                                            ----------

          "Copyrights":  (i) all United States copyrights in all Works, now
           ----------
     existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in
     Schedule 3 hereto, and (ii) all renewals thereof including, without
     ----------
     limitation, any thereof referred to in Schedule 3 hereto.
                                            ----------

          "Credit Agreement":  that Third Amended and Restated Credit Agreement
           ----------------
     dated as of July 31, 1998, as amended, modified, supplemented, extended, renewed or replaced, among the Company and the subsidiaries and affiliates identified therein, as Borrowers, the lenders identified therein and First Union National Bank, as administrative agent.

          "Credit Documents":  the Loan Documents as referenced and defined in
           ----------------
     the Credit Agreement, including the Credit Agreement, the Notes, the Pledge Agreement, the Security Agreement, the Mortgages and the other Collateral Security Documents, in each case as amended, modified, supplemented, extended, renewed or replaced. Terms used but not otherwise defined have the meanings provided in the Credit Agreement.

          "Credit Facility":  the revolving credit facility established in favor
           ---------------
     of the Company pursuant to the terms of the Credit Agreement.

          "Guarantors":  the Persons which give a guaranty in respect of any of
           ----------
     the Secured Obligations.

          "Lease Agreements":  such term as referenced and defined in Appendix A
           ----------------
     of the Participation Agreement.

          "Lease Finance Facility":  the lease financing facility established in
           ----------------------
     favor of the Company pursuant to the terms of the TROL Transaction
     Documents.

          "Lenders":  the holders of the Secured Obligations.
           -------

          "Operative Agreements":  such term as referenced and defined in
           --------------------
     Appendix A of the Participation Agreement.

          "Participation Agreement":  that Participation Agreement dated as of
           -----------------------
     July 29, 1998, as amended, modified, supplemented, extended, renewed or replaced, among the Company, the Guarantors identified therein, First Security Bank, National Association, as Owner Trustee under the Centennial Real Estate Trust 1998-1, the Lenders and Holders identified therein and from time to time party thereto, First Union Capital Markets, a division of Wheat First Securities, Inc., as Syndication Agent and NationsBank, N.A., as Agent.

          "Patent License":  all agreements, whether written or oral, providing
           --------------
     for the grant by or to a Credit Party of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 4 hereto.
                            ----------
          "Patents":  (a) all letters patent of the United States or any other
           -------
     country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 4 hereto, and (b) all
                                            ----------
     applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 4
                                                               ----------
     hereto.

          "Secured Obligations":  the collective reference to the following:
           -------------------

               (i) all unpaid principal of and interest on (including interest accruing after maturity and after the commencement of bankruptcy or insolvency proceedings) the loans and other obligations owing under the Credit Agreement, and all other indebtedness, liabilities and obligations owing thereunder or under the other Credit Documents, whether now existing or hereafter arising, and whether primary, secondary, direct, contingent, or joint and several;

               (ii) any and all obligations now existing or hereafter arising, owing by the Company, the Guarantors and/or any of their affiliates under or pursuant to the TROL Transaction Documents, including specifically without limitation all obligations and liabilities of the Company, the Guarantors and their affiliates under or with respect to the Participation Agreement, the Lease Agreement, the Agency Agreement and each of the other Operative Agreements;

               (iii) all unpaid principal of and interest on (including interest accruing after maturity and after the commencement of bankruptcy or insolvency proceedings) the loans and other obligations owing under the Additional Working Capital Note, and all other indebtedness, liabilities and obligations owing thereunder or under any other documents executed in connection therewith, whether now existing or hereafter arising, and whether primary, secondary, direct, contingent, or joint and several;

               (iv) the net amount of liabilities and obligations, now existing or hereafter arising, owing by the Company, any Guarantor or any Credit Party to any Lender or any affiliate of a Lender arising under interest rate protection agreements and/or foreign currency exchange agreements to the extent permitted under the Credit Agreement; and

               (v) all indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing by the Credit Parties to any Lender or the Administrative Agent, arising under this Security Agreement, any mortgages, deeds of trust, deeds to secure debt or security deeds, or any of the other Credit Documents, TROL Transaction Documents, the Additional Working Capital Note or any documents relating to the Hedging Obligations

          "Security Documents":  such term as referenced and defined in Appendix
           ------------------
     A of the Participation Agreement.

          "Trademark License":  any agreement, written or oral, providing for
           -----------------
     the grant by or to a Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 5
                                                               ----------
     hereto.

          "Trademarks":  (a) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     Schedule 5 hereto, and (b) all renewals
     ----------
     thereof.

          "TROL Transaction Documents":  collectively, the Participation
           --------------------------
     Agreement, the Lease Agreement, the Agency Agreement and each of the other Operative Agreements, in each case as amended, modified, supplemented, extended, renewed or replaced.

          "Uniform Commercial Code":  the Uniform Commercial Code as from time
           -----------------------
     to time in effect in the State of Georgia.

          "Work":  any work which is subject to copyright protection pursuant to
           ----
     Title 17 of the United States Code.

     1.2  Other Definitional Provisions.  (a) The words "hereof," "herein"
          -----------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.   Grant of Security Interest. As collateral security for the prompt
          --------------------------
and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each of the Credit Parties hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such Credit Party or in which such Credit Party now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
                             ----------

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Contracts;

          (d)  all Copyrights;

          (e)  all Copyright Licenses;

          (f)  all Documents;

          (g)  all Equipment;

          (h)  all Fixtures;

          (i) all General Intangibles, including Contracts;

          (j)  all Instruments;

          (k)  all Inventory;

          (l)  all Investment Property;

          (m)  all Patents;

          (n)  all Patent Licenses;

          (o)  all Trademarks;

          (p)  all Trademark Licenses;

          (q) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Credit Party or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (r) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

provided that this Agreement shall not constitute an assignment of, or a grant
--------
of a security interest in or lien on, any fixtures, contract, lease or other agreement to which any Credit Party is a party if such assignment or grant of a security interest or lien is prohibited by the terms of such contract, lease or agreement.

     This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until all the Secured Obligations (other than unasserted indemnity claims), now existing or hereafter arising, have been paid in full, the commitments relating thereto have been terminated and the Credit Agreement, the Security Documents or the TROL Transaction Document shall no longer be in effect.

     3.  Provisions Relating to Accounts.
         -------------------------------

     3.1  Credit Parties Remain Liable under Accounts.  Anything herein to
          -------------------------------------------
the contrary notwithstanding, each of the Credit Parties shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of a Credit Party under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     3.2  Analysis of Accounts.  The Administrative Agent shall have the
          --------------------
right, once during each calendar year or at any time after the occurrence of an Event of Default, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Credit Parties shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time after the occurrence, and during the continuance of, an Event of Default, upon the Administrative Agent's request and at the expense of the Credit Parties, the Credit Parties shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

     3.3  Collections on Accounts. (a) The Administrative Agent hereby
          -----------------------
authorizes the Credit Parties to collect the Accounts, provided that the
                                                       --------
Administrative Agent may curtail or terminate said authority at any time after the occurrence of an Event of Default. If required by the Administrative Agent at any time after the occurrence of an Event of Default, any payments of Accounts, when collected by the Credit Parties, (i) shall be forthwith (and, in any event, within two Business Days) deposited by the Credit Parties in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 7.3 hereof, and (ii) until so turned over, shall be held by the Credit Parties in trust for the Administrative Agent and the Lenders, segregated from other funds of the Credit Parties.

     (b) Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Administrative Agent's request after the occurrence of an Event of Default, the Credit Parties shall deliver to the Administrative Agent copies of documents in its possession or control (or as to which they have a right or ability to get) evidencing, and relating to, the agreements and transactions which gave rise to the Accounts which are necessary for collection of such Accounts by the Administrative Agent.

     4.   Provisions Relating to Contracts.
          --------------------------------

     4.1  Credit Parties Remain Liable under Contracts.  Anything herein to
          --------------------------------------------
the contrary notwithstanding, each of the Credit Parties shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any such Lender of any payment relating to such Contract pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of a Credit Party under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     4.2  Communication with Contracting Parties.  The Administrative Agent
          --------------------------------------
in its own name or in the name of others, at any time after the occurrence of an Event of Default or in connection with any audit of a Contract by the Administrative Agent or any other Person designated by the Administrative Agent, may communicate with parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Contract.

     5.   Representations and Warranties.  Each Credit Party hereby
          ------------------------------
represents and warrants that:

     5.1  Title; No Other Liens.  Except for Permitted Liens, the Credit
          ---------------------
Party owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted pursuant to the Credit Agreement or the TROL Transaction Documents.

     5.2  Perfected First Priority Liens.  Except as otherwise expressly
          ------------------------------
provided in this Agreement, the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on
Schedule 2 attached hereto, and possession of such Collateral with respect to
----------
which perfection is acquired by possession, will constitute perfected security interests in the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens and (c) are enforceable as such against (i) all creditors of and purchasers from the Credit Party (except purchasers of Inventory in the ordinary course of business) and (ii) any Person having any interest in the real property where any of the Equipment is located.

     5.3  Inventory and Equipment.  The Inventory and the Equipment of the
          -----------------------
Credit Party are kept at the locations listed on Schedule 1 hereto.
                                                 ----------

     5.4  Chief Executive Office.  The Credit Party's chief executive
          ----------------------
office and chief place of business, and the place where it keeps its books and records, is located at the address shown on Schedule 1 hereto.
                                            ----------

     5.5  Farm Products.  None of the Collateral constitutes, or is the
          -------------
Proceeds of, Farm Products.

     5.6  Representations and Warranties Relating to Contracts.  (a) No
          ----------------------------------------------------
consent of any party (other than the Credit Party) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

     (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

     (d) Neither the Credit Party nor (to the best of the Credit Party's knowledge) any other party to any Contract is in default or is likely to become in default in any material respects in the performance or observance of any of the terms thereof.

     (e) The Credit Party has fully performed in all material respects all its obligations under each Contract.

     (f) The right, title and interest of the Credit Party in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Credit Party as to any Contract which would materially adversely affect the value of such Contract.

     (g) No amount payable to the Credit Party under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (h)  Except as set forth on Schedule 6 hereto, none of the parties to
                                 ----------
any Contracts is a Governmental Authority.

     5.7  Copyrights, Patents and Trademarks.  (a) Schedule 3 hereto
          ----------------------------------       ----------
includes all Copyrights and Copyright Licenses owned by the Credit Party in its own name as of the date hereof. Schedule 4 hereto includes all Patents and
                                ----------
Patent Licenses owned by the Credit Party in its own name as of the date hereof.

Schedule 5 hereto includes all Trademarks and Trademark Licenses owned by the
----------
Credit Party in its own name as of the date hereof.

     (b) To the best of the Credit Party's knowledge, each Copyright registration, issued Patent and Trademark registration of the Credit Party is valid, subsisting, unexpired, enforceable and has not been abandoned.

     (c)  Except as set forth in either Schedule 4 hereto or Schedule 5
                                        ----------           ----------
hereto, no Copyright registration, issued Patent and Trademark registration of the Credit Party is the subject of any licensing or franchise agreement.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright registration, issued Patent or Trademark registration of the Credit Party.

     (e) No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright registration, issued Patent or Trademark registration of the Credit Party, or which, if adversely determined, would have a material adverse effect on the value of any Copyright registration, issued Patent or Trademark registration.

     6.   Covenants.  Each Credit Party covenants and agrees with the
          ---------
Administrative Agent and the Lenders that, from and after the date of this Agreement until the Secured Obligations (other than unasserted indemnity claims) have been satisfied in full and the Commitments have been terminated:

     6.1  Delivery of Instruments and Chattel Paper. If any amount payable
          -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     6.2  Marking of Records. The Credit Party will mark its books and
          ------------------
records pertaining to the Collateral to evidence this Agreement and the security interests created hereby.

     6.3  Maintenance of Perfected Security Interest; Further Documentation. (a)
          ---------------------------------------------------
The Credit Party shall maintain the security interest created by this Agreement as a perfected security interest subject only to Permitted Liens and shall defend such security interest against claims and demands of all Persons whomsoever.

     (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Credit Parties, the Credit Party will promptly and duly execute and deliver such further instruments and documents and take such further action (including without limitation all actions required under the Federal Assignment of Claims Act or any similar state statute) as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     6.4  Changes in Locations, Name, etc.  The Credit Party will not:
          -------------------------------

          (a) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 1 hereto, unless it shall have given
                                ----------
     the Administrative Agent and the Lenders at least 30 days' prior written notice of such change and any filings required under the Uniform Commercial Code in effect in the affected jurisdiction to maintain the perfected security interest granted pursuant to this Agreement shall have been made, except that Equipment may be moved from such location for a reasonable period of time for purposes of repair of such Equipment or for testing in the ordinary cause of business;

          (b) change the location of its chief executive office and chief place of business or the location at which it maintains its books and records from that specified on Schedule 1 hereto, unless it shall have given the
                            ----------
     Administrative Agent and the Lenders at least 30 days' prior written notice of such change and any filings required under the Uniform Commercial Code in effect in the affected jurisdiction to maintain the perfected security interest granted pursuant to this Agreement shall have been made; or

          (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Administrative Agent and the Lenders at least 30 days' prior written notice of such change and any filings required under the Uniform Commercial Code in effect in the affected jurisdiction to maintain the perfected security interest granted pursuant to this Agreement shall have been made.

     6.5  Further Identification of Collateral. The Credit Party will furnish to
          ------------------------------------
the Administrative Agent and the Lenders from time to time upon request, but prior to the occurrence and during the continuance of an Event of Default, not more than once in any calendar year, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

     6.6  Indemnification. The Credit Parties agree to pay, and to save the
          ---------------
Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral and (iii) in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or willful misconduct of the Administrative Agent. In any suit, proceeding or action brought by the Administrative Agent or any Lender under any Account for any sum owing thereunder, the Credit Parties will save, indemnify and keep the Administrative Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor thereunder, arising out of a breach by any Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or its successors from any Credit Parties.

     6.7  Covenants Relating to Accounts Upon Default. At any time after the
          -------------------------------------------
occurrence of an Event of Default:

          (a) the amount represented by the Credit Party to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount and believed by the Credit Party to be actually owing by such account debtor or debtors thereunder;

          (b) the Credit Party will not amend, modify, terminate or waive any agreement giving rise to an Account in any manner which would reasonably be expected to materially adversely affect the value of the Accounts as Collateral;

          (c) the Credit Party will not fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination);

          (d) the Credit Party will not fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account; and

          (e) other than in the ordinary course of business as generally conducted by the Credit Party, the Credit Party will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

     6.8  Covenants Relating to Contracts. (a) The Credit Party will perform and
          -------------------------------
comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

     (b) The Credit Party will promptly provide upon request to the Administrative Agent copies of particular Contracts and each material demand, notice or document relating thereto.

     (c) In any suit, proceeding or action brought by the Administrative Agent or any Lender under any Contract for any sum owing thereunder, or to enforce any provisions of any Contract, the Credit Party will save, indemnify and keep the Administrative Agent and such Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Credit Party thereunder, arising out of a breach by the Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Credit Party except for any such expense, loss or damage which results from the gross negligence of the willful misconduct of the Administrative Agent or such Lender.

     6.9  Covenants Relating to Copyrights. (a) The Credit Party will employ the
          --------------------------------
Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

     (b) The Credit Party will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (i) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (ii) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Credit Party's ownership of any such Copyright or its validity;
(iii) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Credit Party including, without limitation, filing of applications for renewal where necessary; and (iv) will promptly notify the Administrative Agent of any material infringement of any material Copyright of the Credit Party of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

     6.10 Covenants Relating to Patents and Trademarks.  (a) The Credit
          --------------------------------------------
Party (either itself or through licensees) will, except with respect to any Trademark that the Credit Party shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such

Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

     (b) The Credit Party will not, except with respect to any Patent that the Credit Party shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

     (c) The Credit Party will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Credit Party's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

     (d) Whenever the Credit Party, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Credit Party shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Credit Party shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Credit Party relating thereto or represented thereby.

     (e) The Credit Party will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (f) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Credit Party shall promptly notify the Administrative Agent and the Lenders after it learns thereof and shall, unless the Credit Party shall reasonably determine that such Patent or Trademark is of negligible economic value to the Credit Party which determination the Credit Party shall promptly report to the Administrative Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Credit Party shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

     6.11 Covenants Relating to Inventory and Equipment
          ---------------------------------------------

     (a) The Credit Party will, upon ten (10) days' written notice from the Administrative Agent, provide a physical history of Inventory and/or Equipment on a quarterly basis or, after the occurrence of an Event of Default, more frequently .

     (b) The Credit Party shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Administrative Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent and the Credit Party as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $_____ per occurrence) to be paid directly to the Administrative Agent. Each such policy shall in addition (i) name the Credit Party and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by the Credit Party, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least thirty (30) days' prior written notice of cancellation or lapse shall be given to the Administrative Agent by the insurer. The Credit Party shall, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Credit Party shall, at the request of the Administrative Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6.3 hereof and cause the insurers to acknowledge notice of such assignment.

     (c) In the case of any loss involving damage to Equipment or Inventory of the Credit Party, the Credit Party shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to the Credit Party shall be used by the Credit Party, except as otherwise required or permitted hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

     (d) So long as no Event of Default shall have occurred, all insurance payments received by the Administrative Agent in connection with any loss, damage or destruction of any Inventory or Equipment shall be released by the Administrative Agent to the Credit Party for the repair, replacement or restoration thereof. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or
(ii) such insurance payments are not otherwise required by the Credit Party to complete any such repair, replacement or restoration required hereunder, the Administrative Agent shall not be required to release the amount thereof to the Credit Party and may hold or continue to hold such amount in a Collateral Account as additional security for the Secured Obligations (except that any such amount shall be released by the Administrative Agent to the Credit Party if no Event of Default has occurred). If an Event of Default has occurred, the Administrative Agent may elect, in its sole and absolute discretion, to release any such insurance payments for the purposes set forth in the first sentence of this Section 6.11(d), or to hold such insurance payments as additional Collateral hereunder or apply the same in the order set forth is Section 3.14(b) of the Credit Agreement.

     7.  Remedies.  Notwithstanding anything contained herein to the
         --------
contrary, an exercise of remedies under this Security Agreement shall be made only by direction of Lenders holding a majority in interest of the Secured Obligations.

     7.1  Notice to Account Debtors and Contract Parties.  Upon the request
          ----------------------------------------------
of the Administrative Agent at any time after the occurrence of an Event of Default, the Credit Parties shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

     7.2  Proceeds to be Turned Over To Administrative Agent.  In addition
          --------------------------------------------------
to the rights of the Administrative Agent and the Lenders specified in Section
3.3 hereof with respect to payments of Accounts, after the occurrence of an Event of Default all Proceeds received by the Credit Parties consisting of cash, checks and other near-cash items shall be held by the Credit Parties in trust for the Administrative Agent and the Lenders, segregated from other funds of the Credit Parties, and shall, forthwith upon receipt by the Credit Parties, be turned over to the Administrative Agent in the exact form received by the Credit Parties (duly indorsed by the Credit Parties to the Administrative Agent in a manner satisfactory to the Administrative Agent, if required by the Administrative Agent) and held by the Administrative Agent in a Collateral Account maintained under the sole dominion and control of the Administrative Agent. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Credit Parties in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in subsection 7.3 hereof.

     7.3   Application of Proceeds.  At such intervals as may be agreed
           -----------------------
upon by the Credit Parties and the Administrative Agent or at any time after an Event of Default shall have occurred, at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in ratable payment of the Secured Obligations, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the Credit Parties or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been satisfied in full and the Commitments shall have been terminated shall be paid over to the Credit Parties or to whomsoever may be lawfully entitled to receive the same.

     7.4  Code Remedies.  At any time after an Event of Default shall have
          -------------
occurred, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Credit Parties or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in a Credit Party, which right or equity is hereby waived and released. The Credit Parties further agree, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the respective Credit Party's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in the order set forth in the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Administrative Agent account for the surplus, if any, to each of the Credit Parties. To the extent permitted by applicable law, each Credit Party waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if received by the Credit Parties at least 20 days before such sale or other disposition.

     7.5  Deficiency.  The Credit Parties shall remain liable for any
          ----------
deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     8.   Administrative Agent's Appointment as Attorney-in-Fact; Administrative
          -------------------------------------------------------
Agent's Performance of Credit Parties' Obligations.
---------------------------------------------------

     8.1  Powers.  Each Credit Party hereby irrevocably constitutes and
          ------
appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with fully irrevocable power and authority in the place and stead of such Credit Party and in the name of such Credit Party or in the name of the Administrative Agent, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to secure the Secured Obligations and grant security interests in the Collateral as contemplated by this Agreement, and, without limiting the generality of the foregoing, each Credit Party hereby gives the Administrative Agent the power and right, on behalf of such Credit Party, without notice to or assent by such Credit Party, to do the following:

          (a) in the case of any Account, at any time when the authority of such Credit Party to collect the Accounts has been curtailed or terminated pursuant to Section 3.3(a) hereof, or in the case of any other Collateral, at any time after an Event of Default has occurred, in the name of such Credit Party or in the name of the Administrative Agent, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument or General Intangible or with respect to any other Collateral whenever payable;

          (b) in the case of any Copyrights, Patents or Trademarks, at any time after an Event of Default has occurred, to execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Credit Party relating thereto or represented thereby;

          (c) at any time after an Event of Default has occurred, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect, any repairs or any insurance called for by the terms all or any part of the premiums therefor and the costs thereof;

          (d)  to execute, in connection with the sale provided for in Section
     7.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (e) at any time after an Event of Default has occurred, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against the Credit Party with respect to any Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate;
     (vii) to assign or grant licenses, any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Credit Party's expense, at any time, or from time to time, all reasonable acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Credit Party might do.

The Administrative Agent agrees that, except after the occurrence of an Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Administrative Agent pursuant to this Section 8.1.

     8.2  Performance by Administrative Agent of Credit Parties' Obligations. If
          -------------------------------------------------------------------
the Credit Parties fail to perform or comply with any of their agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     8.3  Credit Parties' Reimbursement Obligation.  The expenses of the
          ----------------------------------------
Administrative Agent incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at the post-default rate per annum set forth in the Credit Agreement for Base Rate Loans from the date of payment by the Administrative Agent to the date reimbursed by the Credit Parties, shall be payable by the Credit Parties to the Administrative Agent on demand.

     8.4  Ratification; Power Coupled With An Interest.  The Credit Parties
          --------------------------------------------
hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Secured Obligations have been satisfied in full and the Commitments have been terminated.

     9.  Duty of Administrative Agent.  The Administrative Agent's sole
         ----------------------------
duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account, except that the Administrative Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Credit Party or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Credit Parties for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     10.  Execution of Financing Statements.  Pursuant to Section 9-402 of
          ---------------------------------
the Uniform Commercial Code, each Credit Party authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of such Credit Party in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent and the Lenders under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     11.  Authority of Administrative Agent. Each Credit Party acknowledges that
          ---------------------------------
the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and the TROL Transaction Documents, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Credit Party, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and such Credit Party shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     12.  Notices.  All notices shall be given or made in accordance with
          -------
Section 11.1 of the Credit Agreement.

     13.  Severability. Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.   Amendments in Writing; No Waiver; Cumulative Remedies.
           -----------------------------------------------------

     14.1  Amendments in Writing. None of the terms or provisions of this
           ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent and the Credit Parties directly affected thereby; provided that any provision of this Agreement may be
                           --------
waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

     14.2  No Waiver by Course of Conduct.  Neither the Administrative
           ------------------------------
Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 14.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     14.3  Remedies Cumulative. The rights and remedies herein provided are
           -------------------
cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15.   Section Headings.  The section and subsection headings used in
           ----------------
this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of the Credit Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns, provided that the Credit Parties may not assign any of their rights or
--------
obligations under this Agreement without the prior written consent of the Administrative Agent and any such purported assignment without such prior written consent shall be null and void.

     17.  Term of Agreement.  This Agreement and the security interests
          -----------------
granted hereunder shall remain in full force and effect until the Secured Obligations have been satisfied in full and the Commitments have been terminated, at which time the Administrative Agent shall release and terminate the security interests granted to it hereunder. Upon such release and termination, (i) the Credit Parties shall be entitled to the return, at the Credit Parties' expense, of any and all funds in the Collateral Account and such of the Collateral held by the Administrative Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and (ii) the Administrative Agent will, at the Credit Parties' expense, execute and deliver to the Credit Parties such UCC termination statements and other documents as the Credit Parties shall reasonably request to evidence such release and termination.

     18.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
          -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed and delivered as of the date first above written.

CREDIT PARTIES:

CENTENNIAL HEALTHCARE             TRANSITIONAL FINANCIAL SERVICES, INC.
 CORPORATION                      PARAGON REHABILITATION, INC.
CENTENNIAL/ASHTON PROPERTIES      THS PARTNERS I, INC.
 CORPORATION                      THS PARTNERS II, INC.
CENTENNIAL HEALTHCARE             TRANSITIONAL HEALTH PARTNERS
 PROPERTIES CORPORATION           BY:  THS PARTNERS I, INC. and THS
CENTENNIAL HEALTHCARE             PARTNERS II, INC., its general partners
 MANAGEMENT CORPORATION           PARKVIEW PARTNERSHIP
CENTENNIAL ACQUISITION            BY:  THS PARTNERS I, INC. and THS
 CORPORATION                           PARTNERS II, INC., its general partners
CENTENNIAL PROFESSIONAL           TOTAL CARE CONSOLIDATED, INC.
 THERAPY SERVICES CORPORATION     TOTAL CARE, INC.
CENTENNIAL HEALTHCARE             TOTAL HEALTH CARE SERVICES, INC.
 INVESTMENT CORPORATION           TOTAL CARE OF THE CAROLINAS, INC.
CENTENNIAL HEALTHCARE HOSPITAL          HCC HOME HEALTH OF LOUISIANA, INC.
 CORPORATION
TRANSITIONAL HEALTH SERVICES, INC.

Attest:


By:/s/  Daryl R. Griswold                       By:/s/  Alan Dahl
          Name:   Daryl R. Griswold             Name: Alan Dahl
          Title:  Asst. Secretary               Title: EVP


ADMINISTRATIVE                                  FIRST UNION NATIONAL BANK,
AGENT:                                          for itself and as Agent

                                                By:  /s/ J. Matt MacIver, Jr.
                                                Name:J. Matt MacIver, Jr.
                                                Title:V.P.


ADMINISTRATIVE
AGENT:                                          FIRST UNION NATIONAL BANK,
                                                as Administrative Agent

                                                By:  /s/ J. Matt McIver, Jr.
                                                Name:J. Matt McIver, Jr.
                                                Title:V.P.

                                  Schedule 1
                                  ----------
              CChief Executive Office and Locations of Collateral

                               Schedule Omitted

                                  Schedule 2
                                  ----------

           Filings and Actions required to Perfect Security Interests

                               Schedule Omitted

                                  Schedule 3
                                  ----------

                       Copyrights and Copyright Licenses

                               Schedule Omitted

                                  Schedule 4
                                  ----------

                          Patents and Patent Licenses

                               Schedule Omitted

                                  Schedule 5
                                  ----------

                       Trademarks and Trademark Licenses

                               Schedule Omitted

                                  Schedule 6
                                  ----------

                    Contracts with Governmental Authorities

                               Schedule Omitted